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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549




                                     FORM 8-K





                                  CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)    April 25, 1995

                        Illinois Central Railroad Company
              Exact name of Registrant as specified in its charter

Delaware                    1-7092                 36-2728842
(State or other            (Commission           (IRS Employer
 jurisdiction of            File No.)            Identification No.)
 incorporation)





455 North Cityfront Plaza Drive, Chicago, Illinois         60611-5504
    (Address of principal executive offices)               (Zip Code)



  Registrant's telephone number, including area code (312) 755-7500
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


         Exhibit 12  Computation of Ratio of Earnings to Fixed Charges

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                                  SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant as duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                                    ILLINOIS CENTRAL RAILROAD COMPANY


                                             /s/JOHN V. MULVANEY
                                                John V. Mulvaney

                                                  Controller



Date: April 25, 1995